AQR FUNDS

Supplement dated December 1, 2021 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares Summary Prospectus,

dated January 29, 2021, as amended (the “Summary Prospectus”),

of the AQR International Equity Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2022, the section of the Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	August 28, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	August 28, 2009	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE